Exhibit 99.2

                             LETTER OF TRANSMITTAL

                          To Accompany Certificates Of

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
                                      of
                        LANCIT MEDIA ENTERTAINMENT, LTD.

 (Please read carefully this Letter of Transmittal and the Instructions below)

                           FIRST UNION NATIONAL BANK
                                 EXCHANGE AGENT

      By first class or registered mail or by hand delivery:                         By overnight courier:

                    First Union National Bank                                     First Union National Bank
          Attn: Corporate Trust Operations/Reorg Services               Attn: Corporate Trust Operations/Reorg Services
                  1525 West W.T. Harris Blvd, 3C3                               1525 West W.T. Harris Blvd, 3C3
               Charlotte, North Carolina 28288-1153                             Charlotte, North Carolina 28262

(This Letter of Transmittal and accompanying certificate(s) must be received by the Exchange Agent at the above address in order to expedite the exchange)

Ladies and Gentlemen:

      Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") among Lancit Media Entertainment, Ltd. ("Lancit"), RCN Corporation ("RCN") and LME Acquisition Corporation, a wholly owned subsidiary of RCN ("LME"), dated as of February 27, 1998, as amended on April 6, 1998, each outstanding share of common stock, par value $0.001 per share (the "Lancit Common Stock"), of Lancit, has been converted into the right to receive shares of common stock, par value $1.00 per share (the "RCN Common Stock"), of RCN. Pursuant to the Merger Agreement, no fractional shares of RCN Common Stock will be issued in the merger (the "Merger") of LME with and into Lancit, with Lancit as the surviving corporation. Upon proper surrender of their stock certificates, former Lancit stockholders will be entitled to receive (i) a certificate representing the number of whole shares of RCN Common Stock to which they are entitled and (ii) a check in the amount of cash due in lieu of any fractional shares to which they would otherwise be entitled.

      No dividends on RCN Common Stock issued in the Merger will be paid to Lancit stockholders until their certificates are properly surrendered. After surrendering Lancit stock certificates, the record holder of RCN Common Stock issued in exchange for the surrendered Lancit certificates will be paid, without interest, the amount of dividends, if any, then payable, with a record date after the effective time of the Merger, on the whole shares of RCN Common Stock, less the amount of any applicable withholding taxes.

      The undersigned surrenders herewith the certificate(s) representing shares of Lancit Common Stock for the purpose of exchanging such certificates for a newly issued certificate representing RCN Common Stock for a number of
shares equal to      multiplied by the former number of shares of Lancit
Common Stock in accordance with the terms of the Merger Agreement approved by stockholders. The shares of Lancit Common Stock are referred to as the "Shares." By signing and delivering this Letter of Transmittal, the undersigned acknowledges that the undersigned has received and read the Proxy Statement--Prospectus dated May 8, 1998.




                                     DESCRIPTION OF CERTIFICATES SUBMITTED
                (If the space provided below is inadequate, the Certificate numbers and number of Shares should be listed on a separate schedule, signed and affixed hereto)
-------------------------------------------------------------------------------------------------------------
      Name and address of Registered Holder                  Certificate                 Number of Shares
                                                              Number                  of Lancit Common Stock
                                                                                          Represented by
                                                                                            Certificate
                                                     -----------------------        -------------------------





[ ] Address Change
[ ] Certificates are lost                                                           Total Shares:
-------------------------------------------------------------------------------------------------------------
             NOTE: If the name or address indicated on the label above is not correct, please make any necessary changes thereon.
-------------------------------------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) AND ALL OTHER DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY SHOULD BE MAILED OR DELIVERED TO FIRST UNION NATIONAL BANK ("EXCHANGE AGENT") AT THE ADDRESS SET FORTH ABOVE. UNLESS AND UNTIL ANY OUTSTANDING CERTIFICATE EVIDENCING SHARES OF LANCIT COMMON STOCK IS SURRENDERED TO EXCHANGE AGENT, NO DISTRIBUTIONS OF ANY KIND PAYABLE TO HOLDERS OF RECORD OF SHARES OF LANCIT COMMON STOCK SHALL BE PAID TO SUCH HOLDER. NO INTEREST WILL ACCRUE ON ANY CASH PAYMENT DUE ON UNPAID DISTRIBUTIONS.

------------------------------------------------------   ---------------------------------------------------------
            SPECIAL REGISTRATION AND PAYMENT                                  SPECIAL DELIVERY
                      INSTRUCTIONS                                              INSTRUCTIONS
COMPLETE ONLY if the stock certificate                   COMPLETE ONLY if delivery of the stock certificate
evidencing the Lancit Common Stock is to be              evidencing the Lancit Common Stock, and the check
registered, and the check for any cash payment in        for any cash payment in lieu of fractional shares, is to
lieu of fractional shares is to be made payable, in a    be made OTHER than to the address of the registered
name OTHER than the name(s) of the registered            holder(s) appearing under "DESCRIPTION OF
holder(s) appearing under "DESCRIPTION OF                CERTIFICATES SUBMITTED" or, if the box
CERTIFICATES SUBMITTED."                                 immediately to the left is filled in, OTHER than to the
                                                         address appearing therein.
Issue certificate, make check payable and mail
them to (see Instruction 2):                             Mail or deliver stock certificate and check, if any, to:

Name
    -------------------------------------------------

    -------------------------------------------------    Name
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
Address
       ----------------------------------------------
                                                         Address
       ----------------------------------------------               ---------------------------------------------------
                     (Please Print)                                                   (Please Print)

       ----------------------------------------------
                       (Signature)
                   (See Instruction 2)

Taxpayer Identification No.
                           --------------------------
------------------------------------------------------   ---------------------------------------------------------

      The undersigned hereby warrants that the undersigned has full power and authority to submit, sell, assign and transfer the Shares evidenced by the Certificates described above, and that the Shares are free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable in the opinion of RCN to complete the transfer of the Shares evidenced by the Certificates.

All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

-----------------------------------------------------------------------------------
                                                   SIGN HERE

Dated
     ---------------------------     ----------------------------------------

--------------------------------     ----------------------------------------
City and State where signed          (Signature(s) of Shareholder(s) or Agent)


--------------------------------
 Daytime Telephone Number
   (including area code)

                                              Signature Guarantee
                                     (if required -- see Instructions 2&4)

                                   Authorized Signature
                                                       ----------------------
                                   Name of Firm
                                               ------------------------------

SUBSTITUTE                            PART 1 -- PLEASE PROVIDE               Social Security Number
FORM W-9                              YOUR TIN IN THE BOX AT                           or
DEPARTMENT OF THE TREASURY            THE RIGHT AND CERTIFY              Employer Identification Number
INTERNAL REVENUE SERVICE              BY SIGNING AND DATING
                                      BELOW.
                                                                        --------------------------------
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")
PART 2--Certificates--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the
IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
SIGNATURE:                      DATE:                       , 1998
          ---------------------      ----------------------

NAME
    --------------------------------------------------------------     PART 3 --
                                                                       Awaiting TIN [ ]
ADDRESS
       -----------------------------------------------------------

------------------------------------------------------------------
                          (City, State and Zip Code)
------------------------------------------------------------------------------------------------------------------


  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY, IN CERTAIN CIRCUMSTANCES,
       RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

                             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature                                                                               Date              , 1998
          ----------------------------------------------------------------------------      -------------
--------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS:

1. Completion and Delivery of Letter of Transmittal.

   This Letter of Transmittal or a photocopy or facsimile hereof should be properly filled in, dated and signed, and delivered or sent with your Lancit Common Stock certificate(s) to the Exchange Agent at the address listed on the front hereof. The method of submission is at your option and risk, but if sent by mail, registered mail, with the return receipt requested, properly insured, is recommended. A return envelope addressed to the Exchange Agent is enclosed for your convenience. Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent at the address referred to above.

   To receive shares of RCN Common Stock and cash in lieu of fractional shares of RCN Common Stock in exchange for Lancit Common Stock, each holder of Lancit Common Stock must deliver to the Exchange Agent this Letter of Transmittal, duly completed, and certificate(s) representing shares of Lancit Common Stock. Holders who do not execute and return this Letter of Transmittal, together with their Lancit Common Stock certificates, will not receive any shares of RCN Common Stock or any check in lieu of fractional shares of RCN Common Stock

2. Signatures.

   The signature (or signatures, in the case of certificates issued in the names of two or more joint holders) on the Letter of Transmittal must correspond exactly with the names appearing on the face of the Lancit Common Stock certificate(s) surrendered unless the shares represented thereby have been transferred by the registered holder, in which event the Letter of Transmittal should be signed as directed in Instruction 4 below.

3. Issuance of RCN Common Stock Certificate in the Same Name.

   If the RCN Common Stock certificate is to be issued in the name of the record holder as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed. For a correction in name or changes in name not involving changes in ownership, see Instruction 4(a)(iv).

4. Issuance of Certificate in a Different Name.

      (a)  General Guidelines.

   If the RCN Common Stock certificate is to be issued in a name different from the name of the record holder as inscribed on the surrendered certificate(s), please be guided by the following:



      (i) Endorsement and Guarantee. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name as written upon the face of the certificate(s), or upon the assignment(s) thereof, in every particular, without alteration, enlargements, or any change whatsoever, and must be guaranteed by a participant in a signature guarantee program recognized by The Securities Transfer Association, Inc. (each, an "Eligible Guarantor").

      (ii) Transferee's Signature. If a certificate has been properly transferred and the transfer has not yet been recorded on the books of the Lancit, this Letter of Transmittal must be signed by the transferee or by his agent in exactly the same form as the name of the last transferee indicated on the instrument of transfer attached to or made a part of the certificate(s). It should not be signed by the transferor. The signature of such transferee or agent on the Letter of Transmittal must be guaranteed by an Eligible Guarantor as defined in Instruction 4(a)(i).

      (iii) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change of ownership, proceed as follows: For a change in name by marriage, etc., the surrendered certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Guarantor as described in Instruction 4(a)(i). For a correction in name, the surrendered certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as James S. Brown," with the signature guaranteed by an Eligible Guarantor as described in Instruction 4(a)(i).

      (b)  Federal Tax Withholding.

   Under federal income tax law, RCN or other paying agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a stockholder. Therefore, if the RCN Common Stock certificate is to be issued in a name other than the record holder of the surrendered stock certificate(s), such newly named stockholder (as named in Box B) must provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 set forth on the Letter of Transmittal. If the Exchange Agent is not provided with the correct TIN, such newly named stockholder may be subject to a $50 penalty by the IRS and any payments made to such newly named stockholder in the future with respect to the RCN Common Stock may be subject to 31% backup withholding.

5.    Substitute Form W-9 and Form W-8.

   Under U.S. Federal income tax law, a stockholder a portion of whose shares are sold as described in Instruction 8 below is required to provide the Exchange Agent with such stockholder's correct TIN on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee may be subject to 31% backup withholding.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

6.    Supporting Evidence.

   In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or other party acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there should be submitted, with the Letter of Transmittal, surrendered certificate(s) and stock power(s), documentary evidence of appointment and authority to act in such capacity (including court orders, inheritance and estate tax waivers, and corporate resolutions where necessary) as well as evidence of the authority of the person making such execution to assign, sell or transfer the shares. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

7.    Lost or Destroyed Certificate(s).

   If any Lancit Common Stock certificate has been lost, stolen or destroyed, immediately notify the Exchange Agent, in writing, at the address in Instruction 9. Your letter should be forwarded along with your properly completed Letter of Transmittal and any other certificates you may have in your possession. Once written notification of the loss is received by the Exchange Agent, an affidavit of loss and indemnity agreement, along with instructions which include the cost of replacing the certificate, will be sent to the shareholder. The exchange cannot be processed until any missing certificate has been replaced.

8.    Fractional Shares.

   No RCN Common Stock certificate representing fractional shares will be issued. All fractional shares will be aggregated and sold by the Exchange Agent. The proceeds of the sale will be distributed to you or the person(s) designated as the recipient on the Letter of Transmittal.

9.    Miscellaneous.

   A single RCN Common Stock certificate will be issued unless written instructions to the contrary are attached hereto. All inquiries with respect to the exchange should be made directly to the Exchange Agent, First Union National Bank, at Corporate Trust Operations/Reorg Services, 1525 West W.T. Harris Blvd., 3C3, Charlotte, NC 28288-1153, telephone number 1-800-829-8432. Questions may also be directed to Valerie Haertel, Director of Investor Relations, RCN Corporation, by phone at (609) 734-3816.


            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


---------------------------------------------------------------------------------------------------------------------------------
                                Give the                                                           Give the
For this type of account        SOCIAL SECURITY number of:        For this type of account         EMPLOYER IDENTIFICATION
                                                                                                   number of:

1. An individual's account      The individual                    6. A valid trust, estate, or     Legal entity (Do not furnish
                                                                     pension trust                 the trust identifying
                                                                                                   number of the personal
                                                                                                   representative or trustee
                                                                                                   unless the
                                                                                                   legal entity itself is not
                                                                                                   designated in the account
                                                                                                   title).(4)

2. Two or more individuals      The actual owner of the account   7. Corporate account             The corporation
   (joint account)              or, if combined funds, the first
                                individual on the account(1)

3. Custodian account of a minor The minor(2)                      8. Association, club, religious, The organization
   (Uniform Gift to Minors Act)                                      charitable, educational or
                                                                     other tax-exempt organization
                                                                     account

4. a. The usual revocable       The grantor-trustee(1)            9. Partnership account           The partnership
      savings trust account
      (grantor is also trustee)

   b. So-called trust account   The actual owner(1)               10. A broker or registered       The broker or nominee
      that is not a legal or                                          nominee
      valid trust under State
      law

5. Sole proprietorship account  The owner(3)                      11. Account with the Department  The public entity
                                                                     of Agriculture in the name of
                                                                     a public entity (such as a
                                                                     State or local government,
                                                                     school district or prison)
                                                                     that receives agricultural
                                                                     program payments

---------------------------------------------------------------------------------------------------------------------------------

1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

4 List first and circle the name of the legal trust, estate, or pension trust.


Note: if no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

How to Obtain a TIN

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments by the Payer include the following:

o  A corporation.

o  A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o  The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o  An international organization or any agency or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o  A real estate investment trust.

o  A common trust fund operated by a bank under section 584(a).

o  An entity registered at all times under the Investment Company Act of 1940.

o  A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o  Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

o  Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade of business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o  Payments described in section 6049(b)(5) to nonresident aliens.

o  Payments on tax-free covenant bonds under section 1451.

o  Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

      Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.